Exhibit 99.1

IAA, Inc. Announces Preliminary Fourth Quarter and Full Year 2022 Financial Results

WESTCHESTER, Ill.--(BUSINESS WIRE)--February 13, 2023--IAA, Inc. (NYSE: IAA) today announced preliminary, unaudited financial results for the fourth quarter and full year fiscal 2022, which ended January 1, 2023.

For the year ended on January 1, 2023, the Company expects the following:

  Gross Transaction Value (“GTV”)1 of approximately $8.3 Billion
  Consolidated Revenue of approximately $2.1 Billion
  Net Income of $288 Million to $291 Million
  Adjusted EBITDA of $536 Million to $540 Million
  Net Debt of approximately $961 Million

For the quarter ended on January 1, 2023, the Company expects the following:

  GTV1 of approximately $2 Billion
  Consolidated Revenue of approximately $524 Million
  Net Income of $74 Million to $77 Million
  Adjusted EBITDA of $137 Million to $141 Million

(1) Gross Transaction Value represents total proceeds from all items sold at the Company’s auctions.

Please refer to “Reconciliation of GAAP to Non-GAAP Financial Information” for a reconciliation of Net Debt, and Adjusted EBITDA to Net Income, the most directly comparable financial measure calculated in accordance with U.S. GAAP. For comparative purposes, the fourth quarter and full year of fiscal 2021 ended January 2, 2022 was a 14-week quarter and 53-week year. The 53rd week of fiscal 2021 included revenue of approximately $28 Million, net income of approximately $5 Million and Adjusted EBITDA of approximately $11 Million.

John Kett, Chief Executive Officer and President, stated, “I am pleased with our solid finish to the year, which benefitted from our strong execution during Hurricane Ian. Our CAT response team quickly deployed in the affected areas, utilizing IAA’s advanced digital capabilities and industry-leading real estate in the region to deliver best-in-class service for our customers. Within 10 days, we had picked up over 90% of assignments, earning tremendous praise from our customers for our speed and execution. Our preliminary results reflect the significant progress we have made against our strategic initiatives as well as the continued impact from industry trends.”

Note Regarding Preliminary Financial Results

The unaudited financial results disclosed herein are preliminary based on the most current information available to management and are subject to change until completion of our financial closing procedures for the fourth quarter and full year ended January 1, 2023 and the audit of our fiscal 2022 financial results. As a result, our actual results may change as a result of such financial closing procedures, final adjustments, management's review of results, and other developments that may arise between now and the time our financial results for the fourth quarter and full year ended January 1, 2023 are finalized, and our results could be outside of the ranges set forth above. We plan to issue full unaudited financial results for the fourth quarter and full year fiscal 2022 after market close on Tuesday, February 21, 2023.

About IAA, Inc.
IAA, Inc. (NYSE: IAA) is a leading global marketplace connecting vehicle buyers and sellers. Leveraging leading-edge technology and focusing on innovation, IAA’s unique platform facilitates the marketing and sale of total-loss, damaged and low-value vehicles for a full spectrum of sellers. Headquartered near Chicago in Westchester, Illinois, IAA has nearly 4,500 employees and more than 210 facilities throughout the U.S., Canada and the United Kingdom. IAA serves a global buyer base - located throughout over 170 countries - and a full spectrum of sellers, including insurers, dealerships, fleet lease and rental car companies, and charitable organizations. Buyers have access to multiple digital bidding and buying channels, innovative vehicle merchandising, and efficient evaluation services, enhancing the overall purchasing experience. IAA offers sellers a comprehensive suite of services aimed at maximizing vehicle value, reducing administrative costs, shortening selling cycle time and delivering the highest economic returns. For more information, visit IAAI.com and follow IAA on Facebook, Twitter, Instagram, YouTube and LinkedIn.

Forward-Looking Statements:
Certain statements contained in this release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements made that are not historical facts may be forward-looking statements and can be identified by words such as “should,” “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions. In this release, such forward-looking statements include statements about our preliminary, unaudited financial results for the fourth quarter and full year 2022. Such statements are based on management’s current expectations, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Risks and uncertainties related to our pending merger with Ritchie Bros. Auctioneers Incorporated (“RBA”) that may cause actual results to differ materially include, but are not limited to: the impact the announcement and pendency of the merger may have on our business, including potential adverse effects on partner and customer relationships, which could affect our results of operations and financial condition; the extent to which various closing conditions, including approval by our stockholders, are satisfied; the risk that failure to complete the merger, or a delay in the completion of the merger, could negatively impact our business, results of operations, financial condition and stock price; the uncertainty of the ultimate value our stockholders will receive in connection with the merger; the extent to which various interim operating covenants, with which we will be required to comply while the merger remains pending, constrains our business operations and diverts management’s focus from our ongoing business; the possibility of adverse impacts on our ability to retain and hire key personnel during the pendency of the merger; the extent to which potential litigation filed against us or RBA could prevent or delay the completion of the merger or result in the payment of damages following the completion of the merger; and the extent to which provisions in the merger agreement limit our ability to pursue alternatives to the merger or discourage a potential competing acquirer of us, or result in any competing proposal being at a lower price than it might otherwise be. Additional risks and uncertainties that may cause actual results to differ materially include, but are not limited to: the impact of macroeconomic factors, including high fuel prices and rising inflation, on our revenues, gross profit and operating results; the loss of one or more significant vehicle seller customers or a reduction in significant volume from such sellers; our ability to meet or exceed customers’ demand and expectations; significant current competition and the introduction of new competitors or other disruptive entrants in our industry; the risk that our facilities lack the capacity to accept additional vehicles and our ability to obtain land or renew/enter into new leases at commercially reasonable rates; our ability to effectively maintain or update information and technology systems; our ability to implement and maintain measures to protect against cyberattacks and comply with applicable privacy and data security requirements; our ability to successfully implement our business strategies or realize expected cost savings and revenue enhancements, including from our margin expansion plan; business development activities, including acquisitions and the integration of acquired businesses, and the risks that the anticipated benefits of any acquisitions may not be fully realized or take longer to realize than expected; our expansion into markets outside the U.S. and the operational, competitive and regulatory risks facing our non-U.S. based operations; our reliance on subhaulers and trucking fleet operations; changes in used-vehicle prices and the volume of damaged and total loss vehicles we purchase; economic conditions, including fuel prices, commodity prices, foreign exchange rates and interest rate fluctuations; trends in new- and used-vehicle sales and incentives; uncertainties regarding the impact of possible future surges of COVID-19 infections or other pandemics, epidemics or infectious disease outbreaks on our business operations or the operations of our customers; and other risks and uncertainties identified in our filings with the Securities and Exchange Commission (the “SEC”), including under "Risk Factors" in our Form 10-K for the year ended January 2, 2022 filed with the SEC on February 28, 2022 and Item 1A “Risk Factors” in our Quarterly Reports on Form 10-Q filed with the SEC on May 10, 2022 and November 9, 2022. Additional information regarding risks and uncertainties will also be contained in subsequent annual and quarterly reports we file with the SEC, including our Form 10-K for the year ended January 1, 2023, which we expect to file on or prior to March 1, 2023. Other risks and uncertainties that are not presently known to us or that we currently deem immaterial may also affect our business or operating results. The forward-looking statements included in this release are made as of the date hereof, and we undertake no obligation to publicly update or revise any forward-looking statement to reflect new information or events, except as required by law.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Important Additional Information and Where to Find It

In connection with the proposed transaction, RBA filed with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 on December 14, 2022 (the “Initial Registration Statement”), as amended by Amendment No. 1 and Amendment No. 2 to the Initial Registration Statement filed with the SEC and applicable Canadian securities regulatory authorities on February 1, 2023 and February 9, 2023, respectively (together with the Initial Registration Statement, the “Registration Statement”). The Registration Statement was declared effective by the SEC on February 10, 2023. The Registration Statement includes a joint proxy statement/prospectus which will be sent to the shareholders of RBA and shareholders of the Company seeking their approval of their respective transaction-related proposals. Each of RBA and the Company may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that RBA or the Company may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RBA, THE COMPANY AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from RBA at its website, investor.ritchiebros.com, or from the Company at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by RBA (when they are available) will be available free of charge by accessing RBA’s website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to RBA at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by the Company (when they are available) will be available free of charge by accessing the Company’s website at investors.iaai.com or by contacting the Company’s Investor Relations at investors@iaai.com.

Participants in the Solicitation

RBA and IAA, certain of their respective directors and executive officers and other members of management and employees, and Jeffrey C. Smith, may be deemed to be participants in the solicitation of proxies from the stockholders of RBA and IAA in respect of the proposed transaction under the rules of the SEC. Information about RBA’s directors and executive officers is available in RBA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC and applicable Canadian securities regulatory authorities on March 15, 2022, and certain of its Current Reports on Form 8-K. Information about IAA’s directors and executive officers is available in IAA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2022, and certain of its Current Reports on Form 8-K. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including information with respect to Mr. Smith, are contained or will be contained in the joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC and applicable Canadian securities regulatory authorities regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from RBA or IAA free of charge using the sources indicated above.

Non-GAAP Financial Information
We refer to certain financial measures that are not recognized under United States generally accepted accounting principles (“GAAP”). Please see “Note Regarding Non-GAAP Financial Information" and “Reconciliation of GAAP to Non-GAAP Financial Information” for additional information and a reconciliation of the non-GAAP financial measures to the most comparable GAAP financial measures.

Note Regarding Non-GAAP Financial Information

This press release includes the following non-GAAP financial measures: Adjusted earnings before interest, income taxes, depreciation and amortization (“Adjusted EBITDA") and Net Debt. These measures are reconciled to its most directly comparable GAAP financial measures as provided in “Reconciliation of GAAP to Non-GAAP Financial Information” below.

The non-GAAP measures disclosed in this press release should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measures, and may not be comparable to similarly titled measures reported by other companies. Management uses these financial measures to assess the Company’s financial operating performance, and we believe that these measures provide useful information to investors by offering additional ways of viewing the Company’s results, as noted below.

  Adjusted EBITDA is a non-GAAP financial measure calculated as net income before income taxes, interest expense, and depreciation and amortization (“EBITDA”) and further adjusted for items that management believes are not representative of ongoing operations including, but not limited to, (a) non-income, tax-related accruals, (b) fair value adjustments related to contingent consideration (c) severance, restructuring and other retention expenses, (d) the net loss or gain on the sale of assets or expenses associated with certain M&A, financing and other transactions, (e) acquisition costs, and (f) certain professional fees, as well as (g) gains and losses related to foreign currency exchange rates. We believe that this measure provides useful information regarding our operational performance because it enhances an investor’s overall understanding of our core financial performance and help investors compare our performance to prior and future periods.
  Net Debt is defined as total debt less cash. We believe this measure helps investors understand our capital structure and level of debt compared to prior and future periods.

Reconciliation of GAAP to Non-GAAP Financial Information

Reconciliation of Adjusted EBITDA
(Amounts in Millions) (Unaudited)

	Three Months Ended January 1, 2023
	Low	High
Net income	$74	$77
Add: income taxes	15	16
Add: interest expense, net	15	15
Add: depreciation & amortization	28	28
EBITDA	$131	$135
Add back non-GAAP adjustments:
Fair value adjustments related to contingent consideration	0	0
Retention/severance/restructuring	0	0
Loss (gain on sale of assets)	0	0
Acquisition costs	9	9
Professional fees	1	1
Non-operating foreign exchange loss (gain)	(4)	(4)
Adjusted EBITDA	$137	$141

	Twelve Months Ended January 1, 2023
	Low	High
Net income	$288	$291
Add: income taxes	69	70
Add: interest expense, net	51	51
Add: depreciation & amortization	106	106
EBITDA	$514	$518
Add back non-GAAP adjustments:
Fair value adjustments related to contingent consideration	5	5
Retention/severance/restructuring	1	1
Loss (gain on sale of assets)	(1)	(1)
Acquisition costs	10	10
Professional fees	2	2
Non-operating foreign exchange loss (gain)	5	5
Adjusted EBITDA	$536	$540

Reconciliation of Net Debt
(Amounts in Millions) (Unaudited)

Twelve Months Ended January 1, 2023
Term Loan	$634
Senior Notes	500
Capital Leases	23
Total Debt	1,157
Less: Cash	(196)
Net Debt	$961

Note: Some of the totals in the table above do not foot due to rounding differences

Contacts

Media Inquiries:
Jeanene O’Brien
SVP Marketing and Communications
jobrien@iaai.com| (708) 492-7328

Investor Inquiries:
Farah Soi/Caitlin Churchill
ICR
IAA_ICR@icrinc.com | (203) 682-8200